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                                                                  EXHIBIT 10.69

                           PLACEMENT AGENCY AGREEMENT


         THIS AGREEMENT ("AGREEMENT"), made as of the 23rd day of July, 1999, by and between HomeCom Communications, Inc., a Delaware corporation ("COMPANY"), and Greenfield Capital Partners, LLC, a Georgia limited liability corporation (the "AGENT").

                                   WITNESSETH:

         WHEREAS, the Company proposes to issue and sell to certain investors (the "INVESTORS") 175 shares of its Series C Convertible Preferred Stock ("SERIES C PREFERRED STOCK") resulting in gross proceeds up to $3,500,000 (the Series C Preferred Stock to be sold, hereinafter referred to as the "SECURITIES") (the "OFFERING") not involving a public offering without registration under the Securities Act of 1933, as amended (the "'33ACT"), pursuant to exemptions from the registration requirements of the Act under Regulation D promulgated under the Act ("REGULATION D"), as described below; and

         WHEREAS, the Agent has offered to assist the Company in placing the Securities on a "best efforts basis", and the Company desires to secure the services of the Agent on the terms and conditions hereinafter set forth;

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and the mutual promises, conditions and covenants herein contained, the parties hereto do hereby agree as follows:

         1. ENGAGEMENT OF AGENT. The Company hereby appoints the Agent, as its placement agent for the Offering, to sell up to $3,500,000 stated value of securities (the "MAXIMUM SECURITIES") on a "best efforts basis," resulting in gross proceeds to the Company of up to $3,500,000. The Offering shall be made in two tranches (the "TRANCHES"). The Agent, subject to the terms and conditions herein set forth, accepts such appointment and agrees to use its best efforts to find purchasers for the Securities. The parties expressly acknowledge that the Agent has not rendered financial advice to the Company in connection with the Offering, but has only sought out qualified purchasers for the Offering on a best efforts basis.

         2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. In order to induce the Agent to enter into this Agreement, the Company hereby represents and warrants to and agrees with the Agent as follows:

         2.1 OFFERING DOCUMENTS. The Company and the Investors have prepared a Securities Purchase Agreement, Registration Rights Agreement, and Certificate of Designations, Preferences and Rights and certain exhibits thereto for the Series C Preferred Stock in connection with the sale of the Securities, which documents have been or will be sent to the Investors. As used in this Agreement, the term "OFFERING

DOCUMENTS" refers to and means the Securities Purchase Agreement, Registration Rights Agreement, and Certificate of Designations, Preferences, and Rights and certain exhibits thereto, for the Series C Preferred Stock and all amendments, exhibits and supplements thereto, together with any other documents which are provided to the Agent by, or approved for Agent's use by, the Company for the purpose of this Offering.

         2.2 PROVISION OF OFFERING DOCUMENTS. The Company shall deliver to the Agent, without charge, as many copies of the Offering Documents as the Agent may reasonably require for the purposes contemplated by this Agreement. The Company authorizes the Agent, in connection with the Offering of the Securities, to use the Offering Documents as from time to time amended or supplemented in connection with the offering and sale of the Securities and in accordance with the applicable provisions of the '33 Act and Regulation D. The Company consents to the Agent's distribution of the Offering Documents to the Investor as a disclosure document about the Company, its business, prospects, financial condition and other matters.

         2.3 ACCURACY OF OFFERING DOCUMENTS. The Offering Documents, at the time of filing, conformed in all material respects with the requirements, to the extent applicable, of the '34 Act and the applicable Rules and Regulations and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. On the Closing Date (as hereinafter defined), the Offering Documents will contain all statements which are required to be stated therein in accordance with the '34 Act and the Rules and Regulations for the purposes of the proposed Offering, and all statements of material fact contained in the Offering Documents will be true and correct, and the Offering Documents will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; PROVIDED, however, that the Company does not make any representations or warranties as to the information contained in or omitted from the Offering Documents in reliance upon written information furnished on behalf of the Agent or the Investors specifically for use therein.

         2.4 DUTY TO AMEND. If during such period of time as in the reasonable opinion of the Agent or its counsel any Offering Documents relating to this offering are required to be delivered under the '34 Act, any event occurs or any event known to the Company relating to or affecting the Company shall occur as a result of which the Offering Documents as then amended or supplemented would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time after the date hereof to amend or supplement the Offering Documents to comply with the '34 Act or the applicable Rules and Regulations, the Company shall forthwith notify the Agent thereof and shall prepare such further amendment or supplement to the Offering Documents as may be required and shall furnish and deliver to the Agent and to others, whose names and addresses are designated by the Agent, all at the cost of the Company, a reasonable number of copies of the amendment or supplement or of the amended or supplemented Offering Documents which, as so amended or supplemented, will not contain an untrue statement of a material fact or omit to state any material fact necessary in order to make the Offering

Documents not misleading in the light of the circumstances when it is delivered to the Investor and which will comply in all respects with the requirements (to the extent applicable) of the '34 Act and the applicable Rules and Regulations.

         2.5 CORPORATE CONDITION. The Company's condition is as described in its Offering Documents, except for changes in the ordinary course of business and normal year-end adjustments that are not in the aggregate materially adverse to the Company. The Offering Documents, taken as a whole, present fairly the business and financial position of the Company as of the Closing Date, except for the current cash position of the Company.

         2.6 NO MATERIAL ADVERSE CHANGE. Except as may be reflected in or contemplated by the Offering Documents, subsequent to the dates as of which information is given in the Offering Documents, and prior to the Closing Date, there shall not have been any material adverse change in the condition, financial or otherwise, or in the results of operations of the Company or in its business taken as a whole.

         2.7 NO DEFAULTS. Except as disclosed in the Offering Documents or in writing to the Agent, the Company is not in default in any material respect in the performance of any obligation, agreement or condition contained in any material debenture, note or other evidence of indebtedness or any material indenture or loan agreement of the Company. The execution and delivery of this Agreement, and the consummation of the transactions herein contemplated, and compliance with the terms of this Agreement will not conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, the Articles of Incorporation or By-Laws of the Company (in any respect that is material to the Company), any material note, indenture, mortgage, deed of trust, or other agreement or instrument to which the Company is a party or by which the Company or any property of the Company is bound, or to the Company's knowledge, any existing law, order, rule, regulation, writ, injunction or decree of any government, governmental instrumentality, agency or body, arbitration tribunal or court, domestic or foreign, having jurisdiction over the Company or any property of the Company. The consent, approval, authorization or order of any court or governmental instrumentality, agency or body is not required for the consummation of the transactions herein contemplated except such as may be required under the '33 Act or under the Blue Sky or securities laws of any state or jurisdiction.

         2.8 INCORPORATION AND STANDING. The Company is, and at the Closing Date will be, duly formed and validly existing in good standing as a corporation under the laws of the State of Delaware and with full power and authority (corporate and other) to own its properties and conduct its business, present and proposed, as described in the Offering Documents; the Company, has full power and authority to enter into this Agreement; and the Company is duly qualified and in good standing as a foreign entity in each jurisdiction in which the failure to so qualify would have a material adverse effect on the Company or its properties.

                                     -3-

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         2.9 LEGALITY OF OUTSTANDING SECURITIES. Prior to the Closing Date, the
outstanding securities of the Company have been duly and validly authorized and issued, fully paid and non assessable and conform in all material respects to the statements with regard thereto contained in the Offering Documents.

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         2.10 LEGALITY OF SECURITIES. The Securities, when sold and delivered, will constitute legal, valid and binding obligations of the Company, enforceable in accordance with the terms thereof, and shall be duly and validly issued and outstanding, fully paid and nonassessable. The Securities, when issued, shall be duly and validly issued and outstanding, fully paid and non-assessable.

         2.11 LITIGATION. Except as set forth in the Offering Documents, there is now, and at the Closing Date there will be, no action, suit or proceeding before any court or governmental agency, authority or body pending or, to the knowledge of the Company, threatened, which might result in judgements against the Company not adequately covered by insurance or which collectively might result in any material adverse change in the condition (financial or otherwise) or business of the Company or which would materially adversely affect the properties or assets of the Company.

         2.12 FINDERS. The Company does not know of any outstanding claims for services in the nature of a finder's fee or origination fees with respect to the sale of the Securities hereunder for which the Agent may be responsible, and the Company will indemnify the Agent from any liability for such fees by any party who has a claim for such compensation from the Company and for which person the Agent is not legally responsible.

         2.13 TAX RETURNS. The Company has filed all federal and state tax returns which are required to be filed, and has paid all taxes shown on such returns and on all assessments received by it to the extent such taxes have become due. All taxes with respect to which the Company is obligated have been paid or adequate accruals have been set up to cover any such unpaid taxes.

         2.14 AUTHORITY. The execution and delivery by the Company of this Agreement have been duly authorized by all necessary action, and this Agreement is the valid, binding and legally enforceable obligation of the Company subject to standard qualifications as to the availability of equitable remedies, the effect of bankruptcy and other laws relating to the protection of debtors and public policy opinions promulgated by the Commission with respect to indemnification against liabilities under the '33 Act.

         2.15 ACTIONS BY THE COMPANY. The Company will not take any action which will impair the effectiveness of the transactions contemplated by this Agreement.

         3. ISSUE, SALE AND DELIVERY OF THE SECURITIES.

         3.1 DELIVERIES OF SECURITIES. Certificates in such form that, subject to applicable transfer restrictions as described in the Securities Purchase Agreement, they can be negotiated by the Investor for the Securities, and warrants representing the Agent's warrant compensation described in Section 3.4 below ("WARRANTS"), shall be delivered by the Company to the Escrow Agent, with copies made available to the Agent for checking at least one (1) full business day prior to the Closing Date. The certificates for the Securities and the Warrants shall be delivered at the Closing (as defined hereinafter).

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         3.2 ESCROW OF FUNDS. Pursuant to the Escrow Agreement, a copy of which is attached hereto as Exhibit "B" (the "ESCROW AGREEMENT"), executed by the Company, the Agent and the escrow agent (the "ESCROW AGENT"), the Investor shall place all funds for purchase of Securities and the Company will place the Securities for the Closing in an escrow account set up by the Escrow Agent. Upon the Closing, Escrow Agent shall release the subscription funds to the Company and the certificates representing the Securities shall be released by the Company to the Investor (the "CLOSING").

         3.3 CLOSING DATE. The Closing shall take place at the offices of Sims Moss Kline & Davis LLP, 400 Northpark Town Center, Suite 310, 1000 Abernathy Road, NE, Atlanta, Georgia 30328 at such time and date ("CLOSING DATE") as mutually agreed by the Company and the Agent. The Closing Date may be changed by mutual agreement of the Investor, the Company, and the Agent.

         3.4 AGENT'S COMPENSATION. The Company shall pay the Agent a commission of eight percent (5.0%) of the gross subscription proceeds (the "GROSS PROCEEDS") to be paid upon the Closing on the Closing Date.

         3.5 PAYMENT OF FEES. The Escrow Agent shall be instructed to pay all fees directly to the Agent from the Gross Proceeds of the Closing, simultaneously with the transfer of Gross Proceeds to the Company.

         4. OFFERING OF THE SECURITIES ON BEHALF OF THE COMPANY.

         4.1 In offering the Securities for sale, the Agent shall offer them solely as an agent for the Company, and such offer shall be made upon the terms and subject to the conditions set forth in the Offering Documents. The Agent shall commence making such offer as an agent for the Company as soon as possible following delivery of the Offering Documents in a manner consistent with federal or state securities laws.

         4.2 The Agent will not make offers to sell the Securities to, or solicit offers to subscribe for any Securities from, persons or entities that are not "accredited investors" as defined in Regulation D.

         5. CONFIDENTIALITY/PROTECTION OF CLIENTS.

         5.1 The Company agrees to maintain the confidentiality of the Agent's clients, except as required by applicable law. Such clients shall be those entities which invest in the Offering (the "CLIENTS"). For a period of one year from the Closing, the Company will not solicit or enter into any financing transaction with the Clients without the written consent of Agent and payment to Agent compensation no less than the compensation to be paid to Agent hereunder for raising a like amount.

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         5.2 In the event that Company breaches Section 5.1 of this Agreement,
Agent shall be entitled to receive compensation in the same proportion to the financing done without Agent's participation as the compensation to Agent under this Agreement bears to the financing raised in this Offering.

         6. COVENANTS OF THE COMPANY. The Company covenants and agrees with the Agent that:

         6.1 After the date hereof, the Company will not at any time, prepare and distribute any amendment or supplement to the Offering Documents, of which amendment or supplement the Agent shall not previously have been advised and the Agent and its counsel furnished with a copy within a reasonable time period prior to the proposed adoption thereof, or to which the Agent shall have reasonably objected in writing on the ground that it is not in compliance with the '34 Act or the Rules and Regulations (if applicable).

         6.2 The Company will pay, whether or not the transactions contemplated hereunder are consummated or this Agreement is prevented from becoming effective or is terminated, all costs and expenses incident to the performance of its obligations under this Agreement, including all expenses incident to the authorization of the Securities and their issue and delivery to the Agent, any original issue taxes in connection therewith, all transfer taxes, if any, incident to the initial sale of the Securities, the fees and expenses of the Company's counsel (except as provided below) and accountants, the cost of reproduction and furnishing to the Agent copies of the Offering Documents as herein provided; PROVIDED, however, that the Company shall not be responsible for the payment of fees and costs incurred by Agent, including attorney's fees of or any costs incurred by the Agent's counsel.

         6.3 The Company shall be responsible for making any and all filings required by the Blue Sky authorities and filings required by the laws of the jurisdictions in which Investor is located, if any.

         7. INDEMNIFICATION.

         7.1 The Company agrees to indemnify and hold harmless the Agent, each person who controls the Agent within the meaning of Section 15 of the '33 Act and the Agent's employees, accountants, attorneys and agents (the "AGENT'S INDEMNITEES") against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the '33Act or any other statute or at common law for any legal or other expenses (including the costs of any investigation and preparation) incurred by them in connection with any litigation, whether or not resulting in any liability, but only insofar as such losses, claims, damages, liabilities and litigation arise out of or are based upon any untrue statement of material fact contained in the Offering Documents or any amendment or supplement thereto or any application or other document filed in any state or jurisdiction in order to qualify the Securities under the Blue Sky or securities laws thereof, or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein, under the circumstances under which they were made, not misleading, all as of the date of the Offering Documents or of such amendment as the case may be; PROVIDED, however, that the indemnity agreement contained in this Section 7.1 shall

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not apply to amount paid in settlement of any such litigation, if such settlements are made without the consent of the Company, nor shall it apply to the Agent's Indemnitees in respect to any such losses, claims, damages or liabilities arising out of or based upon any such untrue statement or alleged untrue statement or any such omission or alleged omission, if such statement or omission was made in reliance upon information furnished in writing to the Company by the Agent specifically for use in connection with the preparation of the Offering Documents or any such amendment or supplement thereto or any application or other document filed in any state or jurisdiction in order to qualify the Securities under the Blue Sky or securities law thereof. This indemnity agreement is in addition to any other liability which the Company may otherwise have to the Agent's Indemnitees. The Agent's Indemnitees agree, within ten (10) days after the receipt by them of written notice of the commencement of any action against them in respect to which indemnity may be sought from the Company under this Section 7.1, to notify the Company in writing of the commencement of such action; PROVIDED, however, that the failure of the Agent's Indemnitees to notify the Company of any such action shall not relieve the Company from any liability which it may have to the Agent's Indemnitees on account of the indemnity agreement contained in this Section 7.1, unless such delay materially prejudices the rights of the Company. Upon such notice, the Company shall be entitled to participate in (and, to the extent that the Company shall wish, to direct) the defense thereof at its own expense, but such defense shall be conducted by counsel of recognized standing and reasonably satisfactory to the Agent's Indemnitees, defendant or defendants, in such litigation. The Company agrees to notify the Agent's Indemnitees promptly of the commencement of any litigation or proceedings against the Company or any of the Company's officers or directors of which the Company may be advised in connection with the issue and sale of any of the Securities and to furnish to the Agent's Indemnitees, at their request, to provide copies of all pleadings therein and to permit the Company's Indemnitees to be observers therein and apprise the Agent's Indemnitees of all developments therein, all at the Company's expense.

         7.2 The Agent agrees, in the same manner and to the same extent as set forth in Section 7.1 above, to indemnify and hold harmless the Company, each person who controls the Company within the meaning of Section 15 of the '33 Act and the Company's and Company's employees, accountants, attorneys and agents (the "COMPANY'S INDEMNITEES") with respect to (i) any statement in or omission from the Offering Documents or any amendment or supplement thereto or any application or other document filed in any state or jurisdiction in order to qualify the Securities under the Blue Sky or securities laws thereof, or any information furnished pursuant to this Agreement, if such statement or omission was made in reliance upon information furnished in writing to the Company by the Agent on its behalf specifically for use in connection with the preparation thereof or supplement thereto, or (ii) any untrue statement of a material fact made by the Agent or its agents not based on statements in the Offering Documents or authorized in writing by the Company, or with respect to any misleading statement made by the Agent or its agents resulting from the omission of material facts which misleading statement is not based upon the Offering Documents, or information furnished in writing by the Company or, (iii) any breach of any material representation, warranty or covenant made by the Agent in this Agreement. The Agent's liability hereunder shall be limited to the amount received by it for acting as Agent in connection with the Offering. The Agent shall not be liable for amounts paid in settlement of any such litigation if such settlement was effected without its consent. In case of the commencement of any action in respect of which indemnity may be sought from

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the Agent, the Company's Indemnitees shall have the same obligation to give notice as set forth in Section 7.1 above, subject to the same loss of indemnity in the event such notice is not so timely given, and the Agent shall have the same right to participate in (and, to the extent that it shall wish, to direct) the defense of such action at its own expense, but such defense shall be conducted by counsel of recognized standing reasonably satisfactory to the Company. The Agent agrees to notify the Company's Indemnitees and, at their request, to provide copies of all pleadings therein and to permit the Company's Indemnitees to be observers therein and apprise them of all the developments therein, all at the Agent's expense.

         8. EFFECTIVENESS OF AGREEMENT. This Agreement shall become effective
(i) at 9:00 a.m., New York City time, on the date hereof or (ii) upon release by the Escrow Agent of the Securities for offering after the date hereof, whichever shall last occur.

         9. TERMINATION.

         9.1 This Agreement may be terminated by the Agent by notice to the Company in the event that the Company shall have failed or been unable to comply with any of the terms, conditions or provisions of this Agreement on the part of the Company to be performed, complied with or fulfilled within the respective times, if any, herein provided for, unless compliance therewith or performance or satisfaction thereof shall have been expressly waived by the Agent in writing.

         9.2 This Agreement may be terminated by the Company by notice to the Agent in the event that the Agent shall have failed or been unable to comply with any of the terms, conditions or provisions of this Agreement on the part of the Agent to be performed, complied with or fulfilled within the respective times, if any, herein provided for, unless compliance therewith or performance or satisfaction thereof shall have been expressly waived by the Company in writing.

         9.3 Any termination of this Agreement pursuant to this Section shall be without liability of any character (including, but not limited to, loss of anticipated profits or consequential damages) on the part of any party thereto, except that the Company shall remain obligated to pay the costs and expenses provided to be paid by it specified in Sections 3, 5, and 6; and the Company and the Agent shall be obligated to pay, respectively, all losses, claims, damages or liabilities, joint or several, under Section 7.1 in the case of the Company and Section 7.2 in the case of the Agent.

         10. AGENT'S REPRESENTATIONS, WARRANTIES, AND COVENANTS. The Agent represents and warrants to and agrees with the Company that:

         10.1 Agent is a corporation duly incorporated and existing under the laws of the state of Georgia Agent is registered with the Securities Exchange Commission and the NASD.

         10.2 There is not now pending or threatened against the Agent any action or proceeding of which the Agent has been advised, either in any court of competent jurisdiction, before the Commission

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or before any state securities commission or the NASD, concerning the Agent's activities which would impair the ability of the Agent to conduct the Offering as contemplated by this Agreement.

         10.3 All corporate actions by Agent required for the execution, delivery and performance of this Agreement have been taken. The execution and delivery of this Agreement by the Agent, the observance and performance thereof, and the consummation of the transactions contemplated herein or in the Offering Documents do not and will not constitute a material breach of, or a material default under, any instrument or agreement by which the Agent is bound, and does not and will not, to the best of the Agent's knowledge, contravene any existing law, decree or order applicable to it. This Agreement constitutes a valid and binding agreement of Agent, enforceable in accordance with its terms.

         10.4 Agent understands and acknowledges that the Securities are not being registered under the '33 Act, and that the Offering is to be conducted pursuant to Regulation D. Accordingly, in conducting its activities under this Agreement Agent shall offer Securities only to "accredited investors," as defined in Regulation D.

         10.5 Agent's representations and warranties under this Section shall be true and correct as of the Closing, and shall survive the Closing for a period of one year.

         11. NOTICES. Except as otherwise expressly provided in this Agreement:

         11.1 Whenever notice is required by the provisions of this Agreement to be given to the Company, such notice shall be in writing, addressed to the Company, at:

         If to Company:             HomeCom Communications, Inc.
                                    Fourteen Piedmont Center, Suite 100
                                    3535 Piedmont Road
                                    Atlanta, Georgia 30305
                                    Fax No.: (404) 237-3060
                                    Attn: Treasurer

         With a Copy to:            Raymond L. Moss, Esq.
                                    Sims Moss Kline & Davis LLP
                                    400 Northpark Town Center, Suite 310
                                    1000 Abernathy Road, N.E.
                                    Atlanta, Georgia 30328
                                    Fax No.:  (770) 481-7201

         11.2 Whenever notice is required by the provisions of this Agreement to be given to the Agent, such notice shall be given in writing, addressed to the Agent, at:

         If to the Agent:           Greenfield Capital Partners, LLC
                                    1826 W. Wellington Avenue
                                    Chicago, IL 60057
                                    Attn: Caryn H. Kahn

                 11.3 Any notice instructing the Escrow Agent to distribute monies or Securities held in Escrow must be signed by authorized agents of both the Company and the Agent in order to be valid.

         12. MISCELLANEOUS.

         12.1 BENEFIT. This Agreement is made solely for the benefit of the Agent and the Company, their respective officers and directors and any controlling person referred to in Section 15 of the '33 Act and their respective successors and assigns, and no other person may acquire or have any right under or by virtue of this Agreement, including, without limitation, the holders of any Securities. The term "successor" or the term"successors and assigns" as used in this Agreement shall not include any purchasers, as such, of any of the Securities.

         12.2 SURVIVAL. The respective indemnities, agreements, representations, warranties, covenants and other statements of the Company and the Agent, or the officers, directors or controlling persons of the Company and the Agent as set forth in or made pursuant to this Agreement and the indemnity agreements of the Company and the Agent contained in Section 7 hereof shall survive and remain in full force and effect for a period of three (3) years from the date hereof, regardless of (i) any investigation made by or on behalf of the Company or the Agent or any such officer, director or controlling person of the Company or of the Agent; (ii) delivery of or payment for the Securities; or (iii) the Closing Date, and any successor of the Company or the Agent or any controlling person, officer or director thereof, as the case may be, shall be entitled to the benefits hereof.

         12.3 GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Georgia without regard to the principles of conflict of laws. Any dispute or controversy between the parties arising in connection with this agreement or the subject matter contemplated by this agreement shall be resolved by arbitration before a three-member panel of the American Arbitration Association in accordance with the commercial arbitration rules of said forum and the Federal Arbitration Act, 9 U.S.C. 1 ET SEQ., with the resulting award being final and conclusive. Said arbitrators shall be empowered to award all forms of relief and damages claimed, including, but not limited to, attorney's fees, expenses of litigation and arbitration, exemplary damages, and prejudgment interest. The parties further agree that any arbitration action between them shall be heard in Atlanta, Georgia.

         12.4 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which may be deemed an original and all of which together will constitute one and the same instrument.

         12.5 CONFIDENTIAL INFORMATION. All confidential financial or business information (except publicly available or freely usable material otherwise obtained from another source) respecting either party will be used solely by the other party in connection with the within transactions, be revealed only to employees or contractors of such other party who are necessary to the conduct of such transactions, and be otherwise held in strict confidence.

         12.6 PUBLIC ANNOUNCEMENTS. Prior to the Closing Date, neither party hereto will issue any public announcement concerning the within transactions without the approval of the other party.

         12.7 FINDERS. The parties acknowledge that no person has acted as a finder in connection with the transactions contemplated herein and each will agree to indemnify the other with respect to any other claim for a finder's fee in connection with the offering.

         12.8 RECITALS. The recitals to this Agreement are a material part hereof, and each recital is incorporated into this Agreement by reference and made a part of this Agreement.

         12.9 INDEPENDENT COUNSEL. The Parties to this Agreement acknowledge that Company has received independent counsel from the law firm of Sims Moss Kline & Davis LLP which is acting as its counsel. Agent and each of the Investors have been advised by Sims Moss Kline & Davis LLP to seek independent advice with respect to the terms and conditions of this Agreement as well as all of the Offering Documents before signing them. The parties hereby acknowledge that Sims Moss Kline & Davis LLP has acted as counsel to Agent in other matters unrelated to this Offering and consent to its representation herein on behalf of the Company.

         IN WITNESS WHEREOF, the parties hereto have duly caused this Agreement to be executed as of the day and year first above written.

                                   "THE COMPANY"
                                   HOMECOM COMMUNICATIONS, INC.



                                   By:
                                      ------------------------------------
                                      Harvey W. Sax
                                      Chairman of the Board and Chief Executive
                                      Officer


                                      "THE AGENT"
                                      GREENFIELD CAPITAL PARTNERS, LLC

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                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                      -13-